UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO.      )

Filed by the Registrant ☒                            Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-2.

Rockwell Automation, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Important Notice Regarding the Availability of Proxy Materials for the Shareowner Meeting to be held on February 6, 2008

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The following materials are available for view:

Annual Report and Form 10-K	Notice of Annual Meeting and Proxy Statement

To view this material, have the 12-digit Control #(s) available and visit: www.investorEconnect.com

If you want to receive a paper or e-mail copy of the above listed documents you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below on or before January 23, 2008.

To request material:	Internet: www.investorEconnect.com	Telephone: 1-800-579-1639	**Email: sendmaterial@investorEconnect.com

**If requesting material by e-mail please send a blank e-mail with the 12 Digit Control# (located on the following page) in the subject line.

Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.

ROCKWELL AUTOMATION, INC.
Vote In Person

All shareowners may vote in person at the Meeting. An admission card (or other proof of stock ownership) is required for admission to the Meeting. Please check the meeting materials for any special requirements for meeting attendance. At the Meeting you will need to request a ballot to vote these shares.

ROCKWELL AUTOMATION, INC. 1201 SOUTH SECOND STREET MILWAUKEE, WI 53204

Vote By Internet
To vote now by Internet, go to WWW.PROXYVOTE.COM. Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on February 5, 2008. Have your notice in hand when you access the web site and follow the instructions.

The Annual Meeting for holders as of December 10, 2007

is to be held on February 6, 2008 at 10:00 a.m., CST

at:	The Pfister Hotel

    424 East Wisconsin Avenue

    Milwaukee, Wisconsin 53202

To obtain directions to attend the Annual Meeting and vote in person, please call Shareowner Relations at +1-414-382-8410.

Voting items

The Board of Directors recommends a vote FOR

each of the Nominees listed below.

(A).	To elect as directors of Rockwell Automation,

Inc. the nominees listed below:

NOMINEES:

01)	Bruce M. Rockwell
02)	Joseph F. Toot, Jr.

The Board of Directors recommends a vote FOR

proposals B and C.

(B).	To approve the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm.

(C).	To approve the Rockwell Automation, Inc. 2008 Long-Term Incentives Plan.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.